UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2009

WALGREEN CO.
 (Exact name of registrant as specified in its charter)

Illinois	1-604	36-1924025
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Wilmot Road Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 914-2500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Walgreen Co. (the “Company”) elected Steven A. Davis to the Board effective March 16, 2009 to hold office until the Company’s 2010 annual meeting of shareholders.

Mr. Davis, age 50, is Chairman and Chief Executive Officer of Bob Evans Farms, Inc. He has served as Chief Executive Officer since May 2006 and as Chairman since September 2006. Before joining Bob Evans, Mr. Davis served as President of Long John Silver’s and A&W All-American Food Restaurants (Yum! Brands) from 2002 to 2006 and as Senior Vice President and General Manager of Pizza Hut, Inc. (Yum! Brands) from 1993 to 2002.

Mr. Davis is a director and a member of the audit committee of Embarq Corporation, a New York Stock Exchange listed company.

On March 16, 2009, the Company issued a press release announcing Mr. Davis’s election. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) The following exhibit is being furnished as part of this Form 8-K:

Exhibit Number	Exhibit Title

99.1	Press Release issued by Walgreen Co. on March 16, 2009.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.

Date: March 18, 2009	By:	/s/ Dana I. Green

Name: Dana I. Green
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press Release issued by Walgreen Co. on March 16, 2009.

3